# Grant Park Fund

## Class A, B, Global 1 and Global 3 Units

Monthly Performance Report • February 2016



Consider your alternatives. **Invest smarter.**®

GRANT PARK FUND®

**DCM Brokers, LLC**
**Member FINRA/SIPC**
**Servicing Agent**
**555 W. Jackson Blvd., Ste 600**
**Chicago, IL 60661**

## Market Commentary: February 2016

**Currencies:** The U.S. dollar weakened against its global counterparts as mixed U.S. economic data caused speculation the Federal Reserve could delay an additional increase in interest rates. The Canadian dollar strengthened with a rally in the oil markets. The euro and British pound weakened as concerns of a British exit from the European Union weighed on the currencies.

**Energy:** Prices in the crude oil markets rose slightly after data showed the number of oil-drilling rigs in the U.S. decreased and on reports OPEC members and Russia agreed to meet to discuss capping crude production at January levels. Natural gas markets fell over 25% due to excess supplies and on forecasts for milder weather across the U.S.

**Equities:** U.S. and U.K. equity markets finished a volatile month slightly higher after revised data showed fourth-quarter growth in the U.S. economy was stronger than expected; a rally in oil prices also helped lift the equity markets. Concerns about the strength of the Chinese economy caused Asian equity markets to decline.

**Fixed Income:** Global fixed income markets moved higher on increased demand for safe-haven assets amidst rising concerns about global economic growth and the possibility England might exit the European Union. Volatility in the equity markets added to the demand for fixed income investments.

**Grains/Foods:** Corn and wheat prices declined as supplies exceeded demand and the USDA forecasted increased plantings. Soybean markets finished lower as supplies increased amidst weak sales and forecasts of low prices for another year. Sugar prices rose over 10% on projections that weather-disrupted supplies may not keep up with overall demand. Cocoa markets rose as inclement weather threatened to reduce supplies from Ghana, the world's second largest cocoa producing country.

**Metals:** Precious metals prices rose, driven by increased demand for safe-haven assets amidst equity market volatility and a weaker U.S. dollar. Copper and base metal prices rose slightly on expectations of increased demand as China's government announced several tax reductions which could lead to increased property sales. Copper also benefitted from positive U.S. economic data, declining inventories and a weaker U.S. dollar.

### A Units
(Closed to New Investments)

| 2000 | 2001 | 2002 | 2003 | 2004 | 2005 | 2006 | 2007 | 2008 | 2009 | 2010 |
|---|---|---|---|---|---|---|---|---|---|---|
| 10.97% | 7.00% | 15.25% | 20.03% | -7.58% | -3.44% | 9.11% | 12.63% | 19.91% | -9.23% | 4.45% |

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2011 | -0.52% | 2.26% | -2.48% | 3.79% | -6.93% | -3.79% | 3.02% | -1.81% | -1.64% | -4.51% | -0.57% | -0.05% | **-12.95%** |
| 2012 | 0.00% | 0.80% | -2.21% | 0.00% | 6.19% | -4.88% | 3.56% | -1.30% | -2.13% | -5.64% | -0.63% | 0.52% | **-6.13%** |
| 2013 | 1.47% | -2.86% | 1.22% | 1.01% | -2.83% | -3.12% | -0.24% | -2.22% | -0.87% | 1.63% | 2.24% | 0.89% | **-3.84%** |
| 2014 | -4.77% | 1.19% | -2.85% | 0.12% | 0.94% | 0.56% | -0.89% | 4.22% | 2.23% | 0.57% | 4.92% | 0.63% | **6.66%** |
| 2015 | 2.82% | -0.26% | 0.36% | -4.01% | -1.46% | -4.64% | 2.33% | -6.15% | 3.09% | -2.29% | 3.44% | -5.70% | **-12.41%** |
| 2016 | 4.27% | 2.95% | | | | | | | | | | | **7.35%** |

### B Units
(Closed to New Investments)

| 2003 | 2004 | 2005 | 2006 | 2007 | 2008 | 2009 | 2010 |
|---|---|---|---|---|---|---|---|
| 7.66% | -8.40% | -4.25% | 8.28% | 11.76% | 18.88% | -9.87% | 3.80% |

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2011 | -0.58% | 2.20% | -2.53% | 3.74% | -6.98% | -3.84% | 2.96% | -1.86% | -1.69% | -4.57% | -0.62% | -0.11% | **-13.52%** |
| 2012 | -0.06% | 0.75% | -2.27% | -0.05% | 6.13% | -4.93% | 3.51% | -1.36% | -2.19% | -5.69% | -0.68% | 0.46% | **-6.74%** |
| 2013 | 1.42% | -2.91% | 1.17% | 0.96% | -2.88% | -3.18% | -0.30% | -2.28% | -0.93% | 1.58% | 2.19% | 0.84% | **-4.44%** |
| 2014 | -4.83% | 1.14% | -2.91% | 0.06% | 0.89% | 0.53% | -0.95% | 4.20% | 2.19% | 0.52% | 4.87% | 0.58% | **6.07%** |
| 2015 | 2.77% | -0.31% | 0.31% | -4.07% | -1.51% | -4.69% | 2.27% | -6.20% | 3.03% | -2.35% | 3.38% | -5.75% | **-12.97%** |
| 2016 | 4.20% | 2.94% | | | | | | | | | | | **7.27%** |

### Global 1 Units

| 2009 | 2010 |
|---|---|
| -4.32% | 2.88% |

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2011 | -0.74% | 2.00% | -1.85% | 2.92% | -6.49% | -3.33% | 3.09% | -1.25% | -1.34% | -4.01% | -0.39% | 0.06% | **-11.18%** |
| 2012 | 0.39% | 0.96% | -1.97% | 0.27% | 6.32% | -4.59% | 3.85% | -1.15% | -1.85% | -5.36% | -0.43% | 0.77% | **-3.30%** |
| 2013 | 1.69% | -2.63% | 1.47% | 1.22% | -2.61% | -2.83% | 0.00% | -2.00% | -0.63% | 1.77% | 2.37% | 1.16% | **-1.22%** |
| 2014 | -4.59% | 1.40% | -2.64% | 0.36% | 1.15% | 0.76% | -0.66% | 4.27% | 2.39% | 0.80% | 5.31% | 0.81% | **9.34%** |
| 2015 | 2.98% | 0.01% | 0.56% | -3.84% | -1.27% | -4.43% | 2.50% | -6.03% | 3.26% | -2.09% | 3.51% | -5.49% | **-10.46%** |
| 2016 | 4.32% | 3.16% | | | | | | | | | | | **7.62%** |

### Global 3 Units

| 2009 | 2010 |
|---|---|
| -6.04% | 0.68% |

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2011 | -0.91% | 1.76% | -2.01% | 2.75% | -6.67% | -3.50% | 2.92% | -1.43% | -1.52% | -4.17% | -0.56% | -0.11% | **-13.05%** |
| 2012 | 0.22% | 0.79% | -2.13% | 0.10% | 6.16% | -4.73% | 3.66% | -1.31% | -2.00% | -5.52% | -0.60% | 0.60% | **-5.19%** |
| 2013 | 1.53% | -2.79% | 1.30% | 1.06% | -2.76% | -3.01% | -0.17% | -2.17% | -0.79% | 1.64% | 2.25% | 1.01% | **-3.06%** |
| 2014 | -4.75% | 1.23% | -2.81% | 0.20% | 1.00% | 0.60% | -0.82% | 4.19% | 2.25% | 0.65% | 5.24% | 0.66% | **7.46%** |
| 2015 | 2.83% | -0.14% | 0.42% | -3.99% | -1.43% | -4.59% | 2.33% | -6.18% | 3.10% | -2.25% | 3.39% | -5.70% | **-12.16%** |
| 2016 | 4.24% | 3.05% | | | | | | | | | | | **7.42%** |

## A and B Units

### Trading Performance by Sector


10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
FEB
2016

*Performance reported is gross of fees and expenses.*

### Monthly Exposure by Sector

| Currencies | Energy | Equity Indices | Fixed Income | Grains/Foods | Metals |
|---|---|---|---|---|---|
| 21% | 9% | 21% | 33% | 10% | 6% |

## Global Units

### Trading Performance by Sector


10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
FEB
2016

*Performance reported is gross of fees and expenses.*

### Monthly Exposure by Sector

| Currencies | Energy | Equity Indices | Fixed Income | Grains/Foods | Metals |
|---|---|---|---|---|---|
| 21% | 9% | 21% | 33% | 10% | 6% |

### Sector Positions at Month-End


Commodities 25%
Financials 75%
Energy 9%
Grains 10%
Metals 6%
Currencies 21%
Equities 21%
Fixed Income 33%
Feb 15
Mar 15
Apr 15
May 15
Jun 15
Jul 15
Aug 15
Sep 15
Oct 15
Nov 15
Dec 15
Jan 16
Feb 16
Short position
Long position

## Understand your Risks

- Performance can be volatile and you could lose all or substantially all of your investment in the Grant Park Fund.
- No secondary market exists for Grant Park. Additionally, redemptions are prohibited for three months following subscription and may result in early redemption fees during the first year for some units.
- Trading in the futures markets, from a macro perspective, results in a zero-sum economic outcome, in that every gain is offset by an equal and opposite loss. Grant Park therefore bears the risk that, on every trade, whether long or short, it will incur the loss.
- Commodity futures trading may be illiquid.
- An investment in Grant Park is speculative and leveraged; as a result of this leverage, the velocity of potential losses may accelerate and cause you to incur significant losses.
- Grant Park pays substantial fees and expenses, including fees to its trading advisors, which must be offset by trading profits and interest income.
- Grant Park invests in foreign securities, which are subject to special risks, such as currency fluctuations, different financial and regulatory standards, and political instability.
- Grant Park's use of multiple trading advisors may result in Grant Park taking offsetting trading positions, thereby incurring additional expenses with no net change in holdings.
- You will have no right to participate in the management of Grant Park.
- The structure and operation of Grant Park involves several conflicts of interest.
- Your annual tax liability may exceed cash distributions to you.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

## Grant Park Fund At-A-Glance

| Product | Global Units | | A and B Units |
|---|---|---|---|
| Class | 1 | 3 | Closed to New Investment |
| Account Type | Fee-based | Commission-based | |
| Minimum Investment | $5,000 | $5,000 | |
| Retirement Account | $1,000 | $1,000 | |
| Trading Strategy | Traditional, systematic, medium- to long-term trend-trading philosophy combined with a systematic, pattern recognition model focused on shorter timeframes. | | |
| Breakeven Level | 3.60% | 5.81% | |
| Redemptions | Monthly after 90 days | Monthly after 90 days | |
| Penalty | No | 1.5% on a declining scale<br>0.5% per quarter | |
| Sectors Traded | 6 | 6 | |
| Eligibility | The Fund is registered in all states except New Mexico and Puerto Rico. Eligibility varies by state, but not less than $300k net worth or $100k net worth and $85k income.<br>IA and TN residents: Not less than $500k net worth or $100k net worth and $100k income.<br>No investor should invest more than 10% of his/her net worth. | | |

## Statistics

| Statistics Since Inception - Class A Units[1] January 1989 - February 2016 | |
|---|---|
| Total Fund Assets (A,B, Legacy, Global) | $221M |
| 12-Month Return | -8.31% |
| Average 12-Month Return | 14.42% |
| 36-Month Cumulative Return | -2.16% |
| 60-Month Cumulative Return | -22.53% |
| Compounded Annualized ROR | 10.52% |
| 3-Year Compounded Annualized ROR | -0.72% |
| 5-Year Compounded Annualized ROR | -4.98% |
| 10-Year Compounded Annualized ROR | 0.96% |
| Worst Drawdown (5/89 - 10/89) | -38.87% |
| Worst Drawdown Last 5 Years (12/08 -12/15) | -30.40% |
| Average 1-month Gain | 5.84% |
| Average 1-month Loss | -4.07% |
| # of Winning Months | 170 |
| # of Losing Months | 156 |

| Correlation Analysis: Class A Units[1] and S&P Total Return Index[2] January 2006 - December 2015 | | |
|---|---|---|
| ↑ ↓ | Returns were opposite | 52 of 120 Months 43% |
| ↑ ↑ | Both returned positive performance | 42 of 120 Months 35% |
| ↓ ↓ | Both returned negative performance | 26 of 120 Months 22% |

[1] Class A Units are closed to new investment. New investors are expected to invest in the Legacy or Global units, which have lower fees and expenses.
[2] It is not possible to directly invest in an index.

## Glossary

The following glossary may assist prospective investors in understanding certain terms used in this presentation; please refer to Appendix E in the prospectus for a more complete glossary of additional terms relevant to this offering:

**Average 12-Month Return:** The average (arithmetic mean) return of all rolling 12-month periods over the investment track record. This is calculated by summing all 12-month period returns and then dividing by the number of 12-month periods. This simple average does not take into account the compounding effect of investment returns.

**Compounded Annualized Rate of Return (ROR):** This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

**Correlation:** This is the tendency for the returns of two assets, such as a portfolio and an index, to move together relative to their average. The measurement of this statistic (the correlation coefficient) can range from -1 (perfect negative correlation, one goes up the other down) to 1 (perfect positive correlation, both moving in the same direction). A correlation of 0 means no relationship can be found between the movement in the index and the movement in the portfolio's performance.

**Drawdown:** A drawdown is any losing period during an investment's performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park's drawdowns are computed based on month-end equity values.

**Net Asset Value per Unit:** This is the total net asset value of a class of units divided by the aggregate number of units of such class outstanding as of the date noted.

All charts in this document were prepared by Dearborn Capital Management, LLC.